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                              VANGUARD INDEX TRUST
                          Total Stock Market Portfolio
                            Extended Market Portfolio
                      Small Capitalization Stock Portfolio
                              Prospectus Supplement

                                  July 7, 1997

The Total Stock Market Portfolio, Extended Market Portfolio, and Small Capitalization Stock Portfolio each offers two separate classes of shares. This prospectus describes the "Investor Shares" of these Portfolios, which have a minimum initial investment requirement of $3,000 ($1,000 for IRAs). The Portfolios' "Institutional Shares," which we offer through a separate prospectus, are designed for investors who are able to meet a minimum initial investment requirement of $10 million and generally do not require special employee benefit plan services. To obtain a prospectus for the Institutional Shares, please call Vanguard's Institutional Investor Group at 1-800-523-1036. Note that the Portfolios' separate share classes have different expenses; as a result, their investment performance will vary.






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